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Prospectus Supplement - Aug. 9, 1999*

Strategist Growth and Income Fund (Nov. 27, 1998) S-6122-D (11/98)


The portfolio manager section of Strategist Equity Fund is revised as follows:

o Mike Kennedy joined the Advisor in 1985 and serves as vice president and senior portfolio manager. He has managed the assets of the Portfolio since Oct. 1998. In 1993, he became Director of Research for the Advisor. In 1996, he was promoted to vice president and Director of Global Research.

The investment policies for Strategist Total Return Fund have been modified as follows:

o    Eliminating the 10% minimum investment in foreign equity securities.













S-6122-31 A(8/99)
*Valid until next prospectus update

Destroy Nov. 29, 1999